UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 17, 2016
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CARTER VALIDUS MISSION CRITICAL REIT II, INC.
(Exact Name of Registrant as Specified in Its Charter)
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Maryland	000-55435	46-1854011
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
4890 West Kennedy Blvd.
Suite 650
Tampa, Florida 33609
(Address of principal executive offices)
(813) 287-0101
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
Fourth Amendment to Dealer Manager Agreement
On October 17, 2016, Carter Validus Mission Critical REIT II, Inc. (the “Company”) entered into an amendment (the “Fourth Amendment”) to the Dealer Manager Agreement, by and among the Company, Carter Validus Advisors II, LLC (the “Advisor”) and SC Distributors, LLC (the “Dealer Manager”), dated June 10, 2014 (as amended, the “Dealer Manager Agreement”). The purpose of the Fourth Amendment, which is filed as Exhibit 1.6 to this Current Report on Form 8-K, is to: (i) subject the dealer manager fee payable by the Company to the revised volume discounts set forth in the Company’s prospectus, as supplemented from time to time (the “Prospectus”), and (ii) obligate the Advisor to pay certain amounts to the Dealer Manager in connection with volume discount purchases.
Pursuant to the terms of the Fourth Amendment, subject to the volume discounts and other special circumstances described in or otherwise provided in the “Plan of Distribution” section of the Prospectus, the Company will pay the Dealer Manager a dealer manager fee of up to 3.0% of gross offering proceeds from the sale of Class A shares and Class T shares (the “Dealer Manager Fee”); provided, however, that the Dealer Manager Fee may be changed in the future by the mutual consent of the Company and the Dealer Manager. The Fourth Amendment also provides that with respect to sales of Class T shares of $2,000,000 or above to a qualifying purchaser (as defined in the "Plan of Distribution" section of the Prospectus), the Advisor will pay the Dealer Manager an amount equal to 1.0% of gross offering proceeds for each purchase, in addition to the applicable Dealer Manager Fee payable by the Company to the Dealer Manager, as set forth in the “Plan of Distribution” section of the Prospectus. In addition, the Fourth Amendment provides that with respect to sales of Class T shares of $5,000,000 or above to a qualifying purchaser (as defined in the "Plan of Distribution" section of the Prospectus"), the Advisor will pay an additional amount equal to 1.0% of gross offering proceeds for each purchase.
The foregoing description of the Fourth Amendment does not purport to be complete and is qualified in its entirety by reference to the full Fourth Amendment, a copy of which is filed as Exhibit 1.6 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

1.6
Fourth Amendment to Amended and Restated Dealer Manager Agreement, by and among Carter Validus Mission Critical REIT II, Inc., Carter Validus Advisors II, LLC and SC Distributors, LLC, dated October 17, 2016.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARTER VALIDUS MISSION CRITICAL REIT II, INC.

Dated: October 18, 2016	By:	/s/ Todd M. Sakow
	Name:	Todd M. Sakow
	Title:	Chief Financial Officer